UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 21, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   01-13612              02-0398678
  ----------------------------        -----------         ----------------
  (State or other jurisdiction        (Commission         (I.R.S. Employer
       of incorporation)             File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On August 21, 2006, Congoleum Corporation ("Congoleum") filed a motion seeking the approval of the Bankruptcy Court for the District of New Jersey for a settlement agreement with Century Indemnity Company and its affiliates ("Century"), one of Congoleum's excess insurance carriers. Subject to various requirements set forth in the settlement agreement, Century will pay $16.95 million to the trust for asbestos claimants to be formed on confirmation of Congoleum's plan of reorganization in four installments over a three-year period commencing 60 days after all conditions to the agreement have been satisfied. A hearing on the motion has been scheduled for September 11, 2006.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 24, 2006                   Congoleum Corporation

                                    By: /s/ Howard N. Feist III
                                        -----------------------------
                                        Name: Howard N. Feist III
                                        Title: Chief Financial Officer